SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 17, 2002


                            INDIANA GAS COMPANY, INC.
             (Exact name of registrant as specified in its charter)


            Indiana                   1-6494               35-0793669
            -------                   ------               ----------
   (State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                         Identification No.)


      20 N.W. Fourth Street, Evansville, Indiana             47708
      ------------------------------------------             -----
      (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (812)491-4000


                                       N/A
             (Former name or address, if changed since last report.)



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Item 4.  Changes in Registrant's Certifying Accountant.



On March 22, 2002, the Audit Committee of the Board of Directors of Vectren Corporation (Vectren), the parent company of Indiana Gas Company, Inc. (the "Company"), decided to replace Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors, effective upon completion of a transition period which was expected to extend through the conclusion of their review of the financial results of the Company and its subsidiaries for the first quarter of 2002. This Form 8-K/A amends the Current Report on Form 8-K filed by the Company on March 26, 2002 with respect to that decision. On May 10, 2002, the Audit Committee determined to dismiss Arthur Andersen and replace them with Deloitte & Touche, LLP ("Deloitte") effective as of the later of May 15, 2002 or receipt by the Chair of the Audit Committee of written notification from Deloitte that the Company has been accepted as a client. The Chair received notification of acceptance from Deloitte on May 17, 2002 and accordingly the appointment of Deloitte and dismissal of Arthur Andersen became effective on that date.

In connection with the audits for the two most recent fiscal years and through the date hereof, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the financial statements of the Company for such time periods. Also, during those time periods, there have been no "reportable events" as such term is used in Item 304(a)(1)(v) of Regulation
S-K.

Arthur Andersen's reports on the financial statements of the Company for the last two years neither contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the adoption of new accounting standards required under accounting principles generally accepted in the United States.

The Company provided Arthur Andersen a copy of this Form 8-K/A prior to its filing with the Securities and Exchange Commission (the "Commission"). Arthur Andersen has provided the Company with a letter, addressed to the Commission, which is filed as Exhibit 16 hereto.

During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K/A, neither the Company nor anyone acting on their behalf consulted Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Exhibits.

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 20, 2002.

99 Press release regarding the selection of Deloitte & Touche, LLP dated May 20, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INDIANA GAS COMPANY, INC.
May 20, 2002


                                      By:  /s/ Jerome A. Benkert, Jr.
                                      ----------------------------------------
                                      Jerome A. Benkert, Jr.
                                      Executive Vice President and Chief
                                      Financial Officer